                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2007
                              --------------------

                          SP ACQUISITION HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   001-142696                20-8523583
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

            590 Madison Avenue, 32nd Floor
                     New York, NY                                10022
       (Address of principal executive offices)               (Zip code)

                                 (212) 520-2300
              Registrant's telephone number, including area code:

                                 Not Applicable
         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act

ITEM 8.01.  OTHER EVENTS.

      On October 31, 2007, SP Acquisition Holdings, Inc. (AMEX: DSP.U) (the
"Company") consummated the partial exercise of the underwriters' over-allotment option. As a result, the total gross proceeds from the Company's initial public offering ("IPO") was approximately $432,896,000 (excluding the proceeds from the offering of $7.0 million of additional founders' warrants received upon consummation of the IPO). After taking into effect the exercise of the over-allotment option and the other proceeds from the IPO, the deferred underwriting discounts and commissions and the proceeds from the offering of
$7.0 million of additional founders' warrants, $425,909,120 has been placed in trust or $9.84 per share.

      In addition, the Company announced on October 29, 2007 that commencing on
November 2, 2007, the holders of the Company's units may elect to separately trade the common stock and warrants included in the Company's units. Those units not separated will continue to trade on the American Stock Exchange under the symbol DSP.U, and each of the common stock and warrants will trade on the
American Stock Exchange under the symbols DSP and DSP.WS, respectively.

      A copy of the Press Release issued by the Company announcing the exercise of the over-allotment option and the separation of the units is attached hereto as Exhibit 99.1.

ITEM 9.01.  STATEMENTS AND EXHIBITS.

(d) Exhibits.

      EXHIBIT
      Number    Exhibit
      ------    -------

        99.1    Press release, dated October 29, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 31, 2007                  SP Acquisition Holdings, Inc.

                                         By: /s/ Warren G. Lichtenstein
                                            ------------------------------------
                                            Warren G. Lichtenstein
                                            Chairman of the Board, President
                                            and Chief Executive Officer

                                  EXHIBIT INDEX

      EXHIBIT
      Number    Exhibit
      ------    -------

        99.1    Press release, dated October 29, 2007